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          Supplement to the North American Senior Floating Rate Fund
                           April 13, 1999 Prospectus

Effective July 1, 1999, the Fund's investment adviser, CypressTree Asset Management Corporation, Inc. (CAM), has agreed to reimburse all but .45% of the Fund's expenses through July 31, 1999. After that date, unless reimbursement of all expenses is further extended by CAM, the expense cap will revert to the one described on page 3 of the Fund prospectus.



91388                                                              June 30, 1999

                        PROSPECTUS DATED APRIL 13, 1999